SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 15, 2004

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

2593 West Roosevelt Boulevard, Monroe, North Carolina 28111-0418

(Former address of principal executive offices)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) At 6:01 p.m. on April 15, 2004, pursuant to an Agreement and Plan of Merger dated November 5, 2003 between American Community Bancshares, Inc., Charlotte, North Carolina (the “Registrant”), the Registrant’s wholly-owned subsidiary, American Community Bank, Monroe, North Carolina, FNB Bancshares, Inc., Gaffney, South Carolina (“FNB”) and FNB’s wholly-owned subsidiary, First National Bank of the Carolinas, Gaffney, South Carolina, FNB was merged with and into the Registrant with the Registrant as the surviving corporation. First National Bank of the Carolinas became a wholly-owned subsidiary of the Registrant as a result of the transaction.

The merger agreement was approved by the respective shareholders of the Registrant and FNB at special meetings of the shareholders of each company held on March 4, 2004.

The Registrant will exchange an aggregate of 618,583 shares of its common stock and $7,075,616 in cash for all of the outstanding shares of FNB common stock. Under the terms of the merger agreement, approximately 50% of the issued and outstanding shares of FNB common stock were exchanged for shares of the Registrant’s common stock and approximately 50% of the issued and outstanding shares of FNB’s common stock were exchanged for cash.

In connection with the merger, the board of directors of the Registrant will be reconstituted by increasing the number of directors to include two former directors of FNB and one, as yet unnamed, new director who will be a resident of First National Bank of the Carolinas’ market area.

(b) Pursuant to the merger agreement, the Registrant has acquired all assets of FNB and First National Bank of the Carolinas including plant, equipment, and physical property which all were used in the business of banking and other such business as is closely related to banking. The Registrant intends to continue using this plant, equipment, and physical property in the same manner as FNB and First National Bank of the Carolinas prior to the merger.

The merger received the prior approval of the Board of Governors of the Federal Reserve System and the South Carolina Board of Financial Institutions.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On April 15, 2004, the Registrant announced that it had completed its acquisition of FNB Bancshares, Inc. and FNB’s wholly-owned subsidiary, First National Bank of the Carolinas. A copy of the Registrant’s press release announcing the completion of the acquisition of FNB is attached as Exhibit 99.1 and incorporated by reference into this Item 5.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

The audited consolidated balance sheets of FNB Bancshares, Inc. and subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of income, consolidated statements of changes in shareholders’ equity and comprehensive income and consolidated statements of cash flows for the years ended December 31, 2003 and December 31, 2002, and the notes and report of independent auditors related thereto are incorporated into this Item 7(a) by reference to Item 7 (pages 31-51) of FNB Bancshares, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Commission on March 26, 2004 (File No. 000-22505).

(b)	Pro Forma Financial Information

The required pro forma balance sheet and pro forma statements of income will be filed by amendment within 60 days of the date of this Current Report on Form 8-K.

(c)	Exhibits

Exhibit 10.1	The Agreement and Plan of Merger, dated November 5, 2003, by and between the Registrant, FNB Bancshares, Inc., American Community Bank and First National Bank of the Carolinas is incorporated by reference into this Item 7(c) to Appendix A to the Joint Proxy Statement/Prospectus contained in the Registrant’s Registration Statement on Form S-4 (333-110978) filed with the Commission on December 5, 2003.

Exhibit 99.1	Registrant’s Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton, President

Dated: April 16, 2004

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Agreement and Plan of Merger (Incorporated by Reference)

99.1	Press Release dated April 15, 2004

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